UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES ACT OF 1934

June 8, 2004

Commission File Number 000-21755

iGATE CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	25-1802235
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Commerce Drive Suite 500 Pittsburgh, PA	15275
(Address of Principal Offices)	(Zip Code)

(412) 503-1131

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure.

On June 4, 2004, iGate Corporation reported the sale of two of its international staffing operations. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Corporation’s related press release dated June 4, 2004, which is incorporated herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued by iGate Corporation on June 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iGATE CORPORATION

June 8, 2004	/s/ MICHAEL ZUGAY
Michael Zugay
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

(c)	Exhibits

Exhibit No.
99.1	Press Release dated June 4, 2004.